UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2008

Gladstone Investment Corporation

(Exact name of registrant as specified in its chapter)

Delaware	814-00704	83-0423116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2008, Gladstone Investment Corporation issued a press release announcing certain valuation information of its investment portfolio as of December 31, 2007.  This information was also included in a subsequent release, issued on January 16, 2008, which corrected other unrelated information in the release. The text of the press release issued on January 16, 2008 is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release issued January 16, 2008.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued January 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation
(Registrant)

January 23, 2008	By: /s/ David Gladstone
(David Gladstone, Chief Executive Officer)